THE UNION CENTRAL LIFE INSURANCE COMPANY
                                ("Union Central")
                                CARILLON ACCOUNT
                              ("Separate Account")
                             Supplement to VA II SA
                          Prospectus Dated May 1, 2007
                        Supplement Dated January 29, 2008

Effective January 29, 2008, the VA II SA Contract is available for sales made with proceeds from sources other than a tax qualified retirement account. Therefore, the following paragraph, found on pages 5-6 of your prospectus, is deleted:

       Union Central introduced a new flexible premium deferred variable annuity called Advantage VA III on October 18, 2004, or on such later date as a state insurance department approves the VA III Contract for sale ("VA III Availability Date"). Effective on the VA III Availability Date in each state, the VA II SA Contract will be available in that state only for sales made with proceeds from a tax qualified retirement account.

All other provisions of your prospectus remain as previously stated.

       Please retain this Supplement with the current prospectus for your variable Policy issued by The Union Central Life Insurance Company.
             If you do not have a current prospectus, please contact
                        Union Central at 1-800-825-1551.